                                   EXHIBIT 24

                               POWERS OF ATTORNEY

                       1994 EXECUTIVE STOCK PURCHASE PLAN

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Church & Dwight Co., Inc., hereby constitutes and appoints Dwight C. Minton his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of the common stock of the Company issued or to be issued pursuant to the Company's Executive Stock Purchase Plan (the "Shares"), including specifically, but not limiting the generality of the foregoing, power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors of the Company to the Registration Statement on Form S-8 covering the Shares, and any amendments thereto, to be filed with the Securities and Exchange Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of May, 1995.


                                        /s/ CYRIL C. BALDWIN, JR.
                                        ____________________________________
                                        CYRIL C. BALDWIN, JR.

                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Church & Dwight Co., Inc., hereby constitutes and appoints Dwight C. Minton his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of the common stock of the Company issued or to be issued pursuant to the Company's Executive Stock Purchase Plan (the "Shares"), including specifically, but not limiting the generality of the foregoing, power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors of the Company to the Registration Statement on Form S-8 covering the Shares, and any amendments thereto, to be filed with the Securities and Exchange Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of May, 1995.


                                        /s/ WILLIAM R. BECKLEAN
                                        ____________________________________
                                        WILLIAM R. BECKLEAN

                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Church & Dwight Co., Inc., hereby constitutes and appoints Dwight C. Minton his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of the common stock of the Company issued or to be issued pursuant to the Company's Executive Stock Purchase Plan (the "Shares"), including specifically, but not limiting the generality of the foregoing, power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors of the Company to the Registration Statement on Form S-8 covering the Shares, and any amendments thereto, to be filed with the Securities and Exchange Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of May, 1995.


                                        /s/ ROBERT H. BEEBY
                                        ____________________________________
                                        ROBERT H. BEEBY

                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Church & Dwight Co., Inc., hereby constitutes and appoints Dwight C. Minton his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of the common stock of the Company issued or to be issued pursuant to the Company's Executive Stock Purchase Plan (the "Shares"), including specifically, but not limiting the generality of the foregoing, power and authority to sign the name of the undersigned in her capacity as a member of the Board of Directors of the Company to the Registration Statement on Form S-8 covering the Shares, and any amendments thereto, to be filed with the Securities and Exchange Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of May, 1995.


                                         /s/ ROSINA B. DIXON
                                        ____________________________________
                                        ROSINA B. DIXON

                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Church & Dwight Co., Inc., hereby constitutes and appoints Dwight C. Minton his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of the common stock of the Company issued or to be issued pursuant to the Company's Executive Stock Purchase Plan (the "Shares"), including specifically, but not limiting the generality of the foregoing, power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors of the Company to the Registration Statement on Form S-8 covering the Shares, and any amendments thereto, to be filed with the Securities and Exchange Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of May, 1995.


                                        /s/ J. RICHARD LEAMAN, JR.
                                        ____________________________________
                                        J. RICHARD LEAMAN, JR.

                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Church & Dwight Co., Inc., hereby constitutes and appoints Dwight C. Minton his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of the common stock of the Company issued or to be issued pursuant to the Company's Executive Stock Purchase Plan (the "Shares"), including specifically, but not limiting the generality of the foregoing, power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors of the Company to the Registration Statement on Form S-8 covering the Shares, and any amendments thereto, to be filed with the Securities and Exchange Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of May, 1995.


                                        /s/ JOHN D. LEGGETT III
                                        ____________________________________
                                        JOHN D. LEGGETT III

                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Church & Dwight Co., Inc., hereby constitutes and appoints Dwight C. Minton his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of the common stock of the Company issued or to be issued pursuant to the Company's Executive Stock Purchase Plan (the "Shares"), including specifically, but not limiting the generality of the foregoing, power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors of the Company to the Registration Statement on Form S-8 covering the Shares, and any amendments thereto, to be filed with the Securities and Exchange Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of May, 1995.


                                        /s/ ROBERT A. MCCABE
                                        ____________________________________
                                        ROBERT A. MCCABE

                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Church & Dwight Co., Inc., hereby constitutes and appoints Dwight C. Minton his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of the common stock of the Company issued or to be issued pursuant to the Company's Executive Stock Purchase Plan (the "Shares"), including specifically, but not limiting the generality of the foregoing, power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors of the Company to the Registration Statement on Form S-8 covering the Shares, and any amendments thereto, to be filed with the Securities and Exchange Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of May, 1995.


                                        /s/ DEAN P. PHYPERS
                                        ____________________________________
                                        DEAN P. PHYPERS

                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Church & Dwight Co., Inc., hereby constitutes and appoints Dwight C. Minton his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of the common stock of the Company issued or to be issued pursuant to the Company's Executive Stock Purchase Plan (the "Shares"), including specifically, but not limiting the generality of the foregoing, power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors of the Company to the Registration Statement on Form S-8 covering the Shares, and any amendments thereto, to be filed with the Securities and Exchange Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of May, 1995.


                                        /s/ JARVIS J. SLADE
                                        ____________________________________
                                        JARVIS J. SLADE

                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Church & Dwight Co., Inc., hereby constitutes and appoints Dwight C. Minton his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of the common stock of the Company issued or to be issued pursuant to the Company's Executive Stock Purchase Plan (the "Shares"), including specifically, but not limiting the generality of the foregoing, power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors of the Company to the Registration Statement on Form S-8 covering the Shares, and any amendments thereto, to be filed with the Securities and Exchange Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of May, 1995.


                                        /s/ JOHN O. WHITNEY
                                        ____________________________________
                                        JOHN O. WHITNEY